REMS International Real Estate Value-Opportunity Fund

Founders Shares
(Ticker: REIFX)

Supplement dated March 6, 2017 to the Prospectus dated May 1, 2016

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” in their entirety on page 1 of the Prospectus.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

Founders Shares
Redemption Fee (as a % of amount redeemed on shares held less than ninety (90) days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Founders Shares
Management Fee	1.00%
Distribution (12b-1) and Service Fees	None
Other Expenses	0.53%
Shareholder Services Plan	0.03%

Total Annual Fund Operating Expenses(1)	1.56%
Less Fee Waiver and/or Expense Reimbursement(1)	1.31%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.25%

(1)
Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses until September 30, 2016 so that there will be no annual fund operating expenses for the Founders Shares through that date. The Adviser contractually agreed to extend this waiver/reimbursement through December 31, 2016. Effective January 1, 2017, the Adviser contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.25% of the Fund’s average daily net assets until April 30, 2017. The Adviser will have no opportunity to recoup these expense waivers and expense reimbursements at any time in the future.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The 1 Year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years

Founders Shares	$26	$364	$726	$1,745

Additionally, the third paragraph under the section entitled “The Investment Adviser” on page 17 of the Prospectus is replaced in its entirety with the following:

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and reimburse other operating expenses until September 30, 2016 so that the ratio of total annual operating expenses for the Fund, through that date, is 0.00% of the Fund’s average daily net assets through that date. The Adviser will have no opportunity to recoup these waivers and expense reimbursements at any time in the future. The Adviser contractually agreed to extend this waive/reimbursement through December 31, 2016.  Effective January 1, 2017, the Adviser contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.25% of the Fund’s average daily net assets until April 30, 2017. The Adviser will have no opportunity to recoup these expense waivers and expense reimbursements at any time in the future.

This supplement and the Prospectus provide the information a prospective investor should know about the REMS International Real Estate Value-Opportunity Fund and should be retained for future reference. A Statement of Additional Information, dated May 1, 2016, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund toll-free at (800) 673-0550.